Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 19 - Subsequent Events

1.	On February 11, 2025, the board of directors of the Company agreed to grant 10,500 thousand options (to purchase the equivalent of 52.5 thousand ADSs) and 10,500 thousand RSUs (equivalent to 52.5 thousand ADSs) to the Board members and CEO, subject to the approval of the shareholders. The options have an exercise price of USD 3.40 per one ADS. The options and RSUs will vest over 3 years from the date of grant. The options are exercisable for 5 years from grant date. The estimated fair value of these options and RSUs as of the board approval date was measured at USD 282 thousand.